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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 7, 2004
                Date of Report (Date of earliest event reported)

                                ________________

                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                 0-23248                36-3918470
  (State or other jurisdiction      (Commission           (I.R.S. Employer
         of incorporation)          File Number)         Identification No.)


             2201 Landmeier Road, Elk Grove Village, Illinois   60007
               (Address of principal executive offices)      (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                                ________________

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   Results of Operations and Financial Condition.

     On December 7, 2004, SigmaTron International, Inc. issued a press release announcing its financial results for the quarter ended October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits

Exhibit No.        Description
-----------        -------------------------------------------------------------

Exhibit 99.1       SigmaTron International, Inc. press release dated December 7,
                   2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SIGMATRON INTERNATIONAL, INC.

Date: December 7, 2004                       By: /s/ Gary R. Fairhead
                                                 --------------------
                                                 Name:  Gary R. Fairhead
                                                 Title: President and
                                                        Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -------------------------------------------------------------

Exhibit 99.1       SigmaTron International, Inc. press release dated December 7,
                   2004.